KA1997.sai




                                                       Rule 497(c)


Distributed by:
Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712

[Keyport Logo]

Issued by:
Keyport Life Insurance Company
125 High Street, Boston, MA 02110-2712
Service Hotline 800-367-3653 Keyline 800-367-3654
Keyport  Logo  is  a  registered service mark  of  Keyport  Life  Insurance
Company.
K.A.VAP 5/97

Yes. I would like to receive the Keyport Advisor Variable Annuity Statement of
Additional Information.
Yes. I would like to receive the Statement of Additional Information for the Eligible Funds of:
The Alger American Fund
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
Alliance Variable Products Series  Fund, Inc.
MFS Variable Insurance Trust
Name
Address
City
State
Zip

                            BUSINESS REPLY MAIL

               FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA

                     POSTAGE WILL BE PAID BY ADDRESSEE

                        KEYPORT LIFE INSURANCE CO.
                              125 HIGH STREET
                           BOSTON, MA 02110-9773

                                NO POSTAGE
                                 NECESSARY
                                 IF MAILED
                                  IN THE
                               UNITED STATES
                                [SHIP LOGO]

                     November 15, 1997 Prospectus for

                              Keyport Advisor
                             Variable Annuity

                 Including Eligible Fund Prospectuses for

                          THE ALGER AMERICAN FUND
               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
                     LIBERTY VARIABLE INVESTMENT TRUST
                       MFS VARIABLE INSURANCE TRUST
                    STEINROE VARIABLE INVESTMENT TRUST

































                         NOT            May lose value
                         FDIC           No bank guarantee
                         INSURED
                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            Variable Account A
                                    OF
                      KEYPORT LIFE INSURANCE COMPANY

This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). As required by certain states, the Certificates may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Contracts. The Certificates are offered on a flexible payment basis.

The variable annuity Contract (form number DVA(1)) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and also on a fixed basis, and payments of periodic annuity payments on either a variable or fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Certificate (for a summary of the fixed features, see Appendix A on Page
27). If the Certificate Owner elects to have Certificate Values accumulated on a variable basis, Purchase Payments will be allocated to a segregated investment account of Keyport Life Insurance Company ("Keyport"), designated Variable Account A ("Variable Account").

The  Variable  Account  invests  in  shares  of  the  following  investment companies at their net asset value: The Alger American Fund ("Alger American Fund")--Alger American Growth Portfolio ("Alger Growth") and Alger American Small Capitalization Portfolio ("Alger Small Cap"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund")--Global Bond Portfolio ("Alliance Global Bond") and Premier Growth Portfolio ("Alliance Premier Growth"); Liberty Variable Investment Trust ("Liberty Trust") (formerly named Keyport Variable Investment Trust)-- Colonial Growth and Income Fund, Variable Series ("Colonial Growth and Income"); Colonial International Fund for Growth, Variable Series ("Colonial Int'l Fund for Growth"); Colonial Strategic Income Fund, Variable Series ("Colonial
Strategic Income"); Colonial U.S. Stock Fund, Variable Series ("Colonial U.S. Stock"); Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity"); Newport Tiger Fund, Variable Series ("Newport Tiger"); and Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global Utilities"); MFS Variable Insurance Trust ("MFS Trust")--MFS Emerging Growth Series ("MFS Emerging Growth") and MFS Research Series ("MFS Research"); and SteinRoe Variable Investment Trust ("SteinRoe Trust")-- Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced"); Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock"); Stein Roe
Money Market Fund, Variable Series ("Stein Roe Money Market"); Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage Securities"); and Stein Roe Special Venture Fund, Variable Series ("Stein Roe Special Venture").

The   Variable  Account  may  offer  other  forms  of  the  Contracts   and
Certificates with features, and fees and charges which vary from the Certificates, and provide for investment in other Sub-accounts which may invest in different or additional mutual funds. Other Contracts and Certificates will be described in separate prospectuses and statements of additional information.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 26.

The Certificates may be sold by or through banks or other depository institutions. The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS  PROSPECTUS  SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR  SHOULD
KNOW  BEFORE  INVESTING.  THE  PROSPECTUS SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY KEYPORT TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.

The date of this prospectus is November 15, 1997
                             TABLE OF CONTENTS
                                                                 Page
Glossary of Special Terms                                            3
Summary of Expenses                                                  4
Synopsis                                                             7
Condensed Financial Information                                      8
Performance Information                                              8
Keyport and the Variable Account                                     9
Purchase Payments and Applications                                   10
Investments of the Variable Account                                  10
  Allocations of Purchase Payments                                   10
  Eligible Funds                                                     11
  Transfer of Variable Account Value                                 13
  Substitution of Eligible Funds and Other Variable Account Changes  14
Deductions                                                           14
  Deductions for Certificate Maintenance Charge                      14
  Deductions for Mortality and Expense Risk Charge                   15
  Deductions for Daily Distribution Charge                           15
  Deductions for Contingent Deferred Sales Charge                    15
  Deductions for Transfers of Variable Account Value                 16
  Deductions for Premium Taxes                                       17
  Deductions for Income Taxes                                        17
  Total Variable Account Expenses                                    17
Other Services                                                       17
The Certificates                                                     18
  Variable Account Value                                             18
  Valuation Periods                                                  19
  Net Investment Factor                                              19
  Modification of the Certificate                                    19
  Right to Revoke                                                    19
Death Provisions for Non-Qualified Certificates                      19
Death Provisions for Qualified Certificates                          21
Certificate Ownership                                                21
Assignment                                                           21
Partial Withdrawals and Surrender                                    21
Annuity Provisions                                                   22
  Annuity Benefits                                                   22
  Income Date and Annuity Option                                     22
  Change in Income Date and Annuity Option                           22
  Annuity Options                                                    22
  Variable Annuity Payment Values                                    23
  Proof of Age, Sex, and Survival of Annuitant                       23
Suspension of Payments                                               24
Tax Status                                                           24
  Introduction                                                       24
  Taxation of Annuities in General                                   24
  Qualified Plans                                                    25
  Tax-Sheltered Annuities                                            26
  Individual Retirement Annuities                                    26
  Corporate Pension and Profit-Sharing Plans                         26
  Deferred Compensation Plans with Respect to
    Service for State and Local Governments                          26
Variable Account Voting Privileges                                   26
Sales of the Certificates                                            27
Legal Proceedings                                                    27
Inquiries by Certificate Owners                                      27
Table of Contents--Statement of Additional Information               27
Appendix A--The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)                                        28
Appendix B--Telephone Instructions                                   31

                         GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate Date: The effective date of the Certificate; it is shown on the Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates and age 90 for a joint Owner).

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited Market Value Adjustment less any premium taxes and Certificate Maintenance Charge and applicable Contingent Deferred Sales Charges.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Covered Person: The person(s) identified on the Certificate Schedule whose death may result in an Adjustment of Certificate Value, a waiver of any Contingent Deferred Sales Charges and a waiver of any Market Value Adjustment or whose medically necessary stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the Contingent Deferred Sales Charge.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

Fixed Account: Part of Keyport's general account to which Purchase Payments may be allocated or Certificate Values may be transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary: An anniversary of a Guarantee Period's  Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Subsequent Guarantee Period Months begin on the same day in the ensuing months.

Guarantee Period Year: The first Guarantee Period Year is the annual period which begins on the Start Date. Subsequent Guarantee Period Years begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Keyport's executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of Sections 401, 403(b) or 408(b) of the Internal Revenue Code. Keyport treats
Section 457 plans as Qualified Plans.

Start Date: The date an amount is first allocated to a Guarantee Period.

Variable Account: A separate investment account of Keyport into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable  Account  Value:  The  value  of  all  Variable  Account   amounts
accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Keyport, signed by the Certificate Owner and a disinterested witness, and filed at Keyport's Office.

SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.


                  Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                                0%
Maximum Contingent Deferred Sales Charge
  (as a percentage of Purchase Payments):                       7%1

          Years from Date of Payment    Sales Charge
                    1                        7%
                    2                        6%
                    3                        5%
                    4                        4%
                    5                        3%
                    6                        2%
                    7                        1%
                    8 or later               0%

Maximum Total Certificate Owner Transaction Expenses
  (as a percentage of Purchase Payments):           7%

Annual Certificate Maintenance Charge2                           $36

                     Variable Account Annual Expenses
                  (as a percentage of average net assets)

Mortality and Expense Risk Charge:                               1.25%
Distribution Charge:                                                  .15%
Total Variable Account Annual Expenses:                          1.40%

          Alger American Fund, Alliance Series Fund, Liberty Trust,
               MFS Trust, and SteinRoe Trust Annual Expenses3
                  (as a percentage of average net assets)

                                                             Total Fund
                                                              Operating
                                                            Expenses After
                              Management           Other          Any
Expense
Fund                            Fees         Expenses       Reimbursements4

Alger Growth                    .75%           .04%            .79%
Alger Small Cap                 .85%           .03%            .88%
Alliance Global Bond            .44     %           .50%
 .94%(1.15%)4
Alliance Premier Growth         .72     %           .23%
 .95%(1.23%)4
Colonial Growth & Income             .65     %           .14%
 .79%
Colonial Int'l Fund for Growth       .90%           .50%           1.40%
Colonial Strategic Income       .65%           .15%            .80%(.86%)4
Colonial U.S. Stock             .80%           .15%            .95%
Liberty All-Star Equity         .80%           .13%            .93%
Newport Tiger                   .90%           .37%           1.27%
Stein Roe Global Utilities      .65%           .16%            .81%
MFS Emerging Growth                  .75%           .25%           1.00
(1.16%)4
MFS Research                    .75%           .25%           1.00%(1.48%)4
Stein Roe Balanced              .60%           .07%            .67%
Stein Roe Growth Stock          .65%           .08%            .73%
Stein Roe Money Market          .50%           .15%            .65%
Stein Roe Mortgage Securities   .55%           .15%            .70%(.72)
Stein Roe Special Venture       .65%           .10%            .75%

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. KEYPORT HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example #1 -- Assuming surrender of the Certificate at the end of the periods shown.5

_______________________________
A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                        1 Year    3 Years   5 Years   10 Years
Alger Growth                       $ 93      $122      $162      $319
Alger Small Cap                           94       125       167       331
Alliance Global Bond                 94       127       170       338
Alliance Premier Growth              94       127       171       340
Colonial Growth & Income                  93       122       162       319
Colonial Int'l Fund for Growth       99       141       195       395
Colonial Strategic Income                 93       123       162       321
Colonial U.S. Stock                       94       127       171       340
Liberty All-Star Equity              94       127       170       337
Newport Tiger                        97       137       188       379
Stein Roe Global Utilities           93       123       163       322
MFS Emerging Growth                  95       129       174       346
MFS Research                         95       129       174       346
Stein Roe Balanced                   91       119       155       304
Stein Roe Growth Stock               92       120       159       312
Stein Roe Money Market               91       118       154       301
Stein Roe Mortgage Securities        92       120       157       308
Stein Roe Special Venture            92       121       160       314

Example #2 -- Assuming annuitization of the Certificate at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                        1 Year    3 Years   5 Years   10 Years
Alger Growth                        23        73        132       319
Alger Small Cap                     24        76        137       331
Alliance Global Bond                24        78        140       338
Alliance Premier Growth             24        78        141       340
Colonial Growth & Income                 23        73        132       319
Colonial Int'l Fund for Growth      29        93        165       395
Colonial Strategic Income           23        74        132       321
Colonial U.S. Stock                 24        78        141       340
Liberty All-Star Equity             24        78        140       337
Newport Tiger                       27        88        158       379
Stein Roe Global Utilities          23        74        133       322
MFS Emerging Growth                      25        80        144       346
MFS Research                        25        80        144       346
Stein Roe Balanced                  21        70        125       304
Stein Roe Growth Stock              22        71        129       312
Stein Roe Money Market              21        69        124       301
Stein Roe Mortgage Securities       22        70        127       308
Stein Roe Special Venture           23        72        130       314

Example #3 -- Assuming the Certificate stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in Example #2, assuming 5% annual return on assets.

1Contingent Deferred Sales Charges are deducted only if the Certificate is totally or partially surrendered. A surrender will not incur the Charge percentage shown as follows:

   1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount, not to exceed, at the time of withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

   2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

2This charge will be waived on the first Certificate Anniversary and in certain other instances (see "Deductions for Certificate Maintenance Charge"). Keyport reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Keyport deducts the amount of premium taxes, if any, when paid unless Keyport elects to defer such deduction.

3All Trust and Fund expenses are for 1996 with the exception of those for Liberty All-Star Equity, which are estimated since Liberty All-Star Equity commenced operations in November, 1997. The Alliance Series Fund, Liberty Trust (Colonial Strategic Income only), MFS Trust, and SteinRoe Trust (Stein Roe Mortgage Securities only) expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 4).

4Expense information shown for Alliance Series Fund has been restated to reflect current fees and is net of voluntary expense reimbursements. The Alliance Series Fund Adviser has agreed to continue such reimbursements for the foreseeable future. Each percentage shown in the parentheses is what the total expenses would be in the absence of expense reimbursement: for Alliance Global Bond--1.15%; and for Alliance Premier Growth--1.23%.

Liberty Trust's manager has agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: 1.00% for Colonial Growth & Income, Liberty All-Star Equity, Stein Roe Global Utilities and Colonial U.S. Stock; 1.75% for Colonial Int'l Fund for Growth and Newport Tiger; and
 .80% for Colonial Strategic Income. For Colonial Strategic Income, the total .80% shown in the table is after expense reimbursement and the .86% shown in the parentheses is what the total for 1996 would be in the absence of expense reimbursement.

MFS Trust's Adviser has agreed to bear, subject to reimbursement, expenses for each of the two Eligible Funds shown such that each Fund's total operating expenses shall not exceed, on an annualized basis, 1.25% of the average daily net assets of the Fund from January 1, 1997 through December 31, 1998, and 1.50% of the average daily net assets of the Fund from January 1, 1999 through December 31, 2004; provided however, that this obligation may be terminated or revised at any time. Each percentage shown in the parentheses is what the total expenses would be in the absence of expense reimbursement: for MFS Emerging Growth--1.16%; and for MFS Research- -1.48%.

SteinRoe Trust's adviser has voluntarily agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for Stein Roe Special Venture and Stein Roe Growth Stock; .65% for Stein Roe Money Market; .75% for Stein Roe Balanced; and .70% for Stein Roe Mortgage Securities. For Stein Roe Mortgage Securities, the total .70% shown in the table is after expense reimbursement and the .72% shown in the parentheses is what the total for 1996 would be in the absence of expense reimbursement.

5The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.

The examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

                                 SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.

The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account and also to the Fixed Account. The Variable Account is a separate investment account maintained by Keyport. The Fixed Account is part of Keyport's "general account", which consists of all Keyport's assets except the Variable Account and the assets of other separate investment accounts maintained by Keyport. Certificate Owners may allocate payments to, and receive annuity payments from the Variable Account and/or the Fixed Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen. If the Certificate Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest rates and annuity payments will be of a fixed amount. Fixed Account Values are subject to a limited market value adjustment. (See "Keyport and the Variable Account" on Page 9 for more information on the Variable Account and Appendix A on Page 27 for more information on the Fixed Account.) If the Certificate Owner allocates payments to both Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.

The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Keyport may permit from time to time (currently $250). (See "Purchase Payments" on Page 9.)

There are no deductions made from Purchase Payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Partial Withdrawals and Surrenders" on Page 20). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents Purchase Payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 14.)

Keyport deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the Variable Account attributable to the Certificates. (See "Deductions for Mortality and Expense Risk Charge" on Page 14.) Keyport also deducts a daily distribution charge which is equal on an annual basis to .15% of the same values. (See "Deductions for Daily Distribution Charge" on Page 14.)

Keyport deducts an annual Certificate Maintenance Charge (currently $36.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Keyport reserves the right to change this charge for future years. Keyport will in certain instances waive this charge. (See "Deductions for Certificate Maintenance Charge" on Page 13.)

Keyport reserves the right to deduct a charge of $25 for each transfer in excess of 12 per Certificate Year but currently does not do so. (See "Transfer of Variable Account Value" on Page 12.)

Premium taxes will be charged against the Certificate Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 15.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 22.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page 18). For most states, Keyport will refund the Certificate Value as of the date the returned Certificate is received by Keyport, plus any distribution charges previously deducted. The Certificate Owner thus will bear the investment risk during the revocation period. In other states, Keyport will return Purchase Payments.

                      CONDENSED FINANCIAL INFORMATION

                         Accumulation Unit Values*

                         Accumulation    Accumulation   Number of
                          Unit Value      Unit Value   Accumulation
                           Beginning         End        Units End
Sub-Account                  of  Year**        of   Year          of   Year
Year

Alger Growth               $10.000        $ 9.900        8,927         1996
Alger Small Cap                  10.000         10.065        6,760
1996
Alliance Global Bond             10.000          9.883        3,744
1996
Alliance Premier Growth     10.000         10.198        5,012         1996
Colonial Growth & Income    10.000         15.217       17,117         1996
Colonial Int'l Fund for
     Growth                 10.000         10.075       13,317         1996
Newport Tiger               10.000         12.555        7,691         1996
Colonial Strategic Income   10.000         12.642       17,084         1996
Colonial U.S. Stock         10.000         15.935        8,507         1996
Newport Tiger               10.000         12.555        7,691         1996
Liberty All-Star Equity            (Not available before November 1997)
Stein Roe Global Utilities   10.000             12.095        2,268
1996
MFS Emerging Growth          10.000              9.716        5,714
1996
MFS Research                10.000          9.978       11,120         1996
Stein Roe Balanced          10.000         21.264        6,116         1996
Stein Roe Growth Stock      10.000         27.242          871         1996
Stein Roe Money Market      10.000         13.288        1,619         1996
Stein Roe Mortgage
Securities                  10.000         16.621        6,945         1996
Stein Roe Special Venture   10.000         29.237        2,017         1996

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

** Each $10.000 value is as of November 18, 1996, which is the date the Fund Sub-Account first became available.

The full financial statements for Keyport and the Variable Account are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Certain of the Eligible Funds have been available for Keyport and/or non-Keyport variable annuity contracts for periods prior to the commencement of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds being applied to the Certificate for the specified time periods.

Performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate (including any Contingent Deferred Sales Charge that would apply if a Certificate Owner surrendered the Certificate at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Keyport divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Certificate continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Keyport annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Certificate Maintenance Charge and premium tax charges. The percentages would be lower if these charges were included.

The Stein Roe Money Market Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included.

The effective yield of the Stein Roe Money Market Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                     KEYPORT AND THE VARIABLE ACCOUNT

Keyport Life Insurance Company was incorporated in Rhode Island in 1957 as a stock life insurance company. Its executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Its home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

Keyport writes individual and group annuity contracts on a non-participating basis. Keyport is licensed to do business in all states except New York and is also licensed in the District of Columbia and the
Virgin Islands. Keyport has been rated A+ (Superior) by A.M. Best and Company, independent analysts of the insurance industry. Keyport has been rated A+ each year since 1976, the first year Keyport was subject to Best's alphabetic rating system. Standard & Poor's ("S & P") has rated Keyport AA-for excellent financial security, Moody's has rated Keyport A1 for good financial strength and Duff & Phelps has rated Keyport AA- for very high claims paying ability. The Best's A+ rating is in the highest rating category, which also includes A++. S & P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "1" modifier signifies that Keyport is in the higher end of the A category while the S&P and Duff & Phelps "-" modifier signifies that
Keyport is at the lower end of the AA category. These ratings merely reflect the opinion of the rating company as to the relative financial strength of Keyport and Keyport's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Keyport's other assets, ratings of Keyport may still be relevant to Certificate Owners since not all of Keyport's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" for Keyport's obligation after certain deaths to increase the Certificate Value if it is less than Death Benefit Amount or otherwise enhance the death benefit with interest).

Keyport is one of the Liberty Financial Companies. Keyport is ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance company.

The Variable Account was established by Keyport pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Keyport by the Securities and Exchange Commission.

Obligations under the Certificates are the obligations of Keyport. Although the assets of the Variable Account are the property of Keyport, these assets are held separately from the other assets of Keyport and are not chargeable with liabilities arising out of any other business Keyport may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Keyport may conduct. Thus, Keyport does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.



                    PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $5,000. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Keyport may permit from time to time (currently $250). Keyport may reject any Purchase Payment.

If the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Keyport will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Keyport will attempt to get it in good order within five business days. If it is not complete at the end of this period, Keyport will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Keyport's keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days of its completion. Keyport has reserved the right to reject any application.

Keyport confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Keyport must be notified immediately by the Certificate Owner of any processing error.

Keyport will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Keyport will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Keyport will issue a Certificate that is replacing an existing life insurance or annuity policy that was issued by either Keyport or an affiliated company without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Keyport of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Keyport. If the information is in good order, Keyport will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Keyport that will give the Certificate Owner an opportunity to respond to Keyport if any of the application information is incorrect. Alternatively, Keyport's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Keyport for its permanent records). All purchases are confirmed, in writing, to the applicant by Keyport. Keyport's liability under a Certificate extends only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

                     Allocations of Purchase Payments

Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account or must specify the asset allocation model selected. (See "Other Services, The Programs".) The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The Variable Account is segmented into Sub-Accounts. Each Sub-Account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of Alger American Fund        Sub-Accounts
Alger Growth                                 Alger Growth Sub-Account
Alger Small Cap                              Alger Small Cap Sub-Account
Eligible Funds of Alliance Series Fund       Sub-Accounts
Alliance Global Bond                              Alliance Global Bond Sub-
                                             Account
Alliance Premier Growth                      Alliance Premier Growth Sub-
                                             Account
Eligible Funds of Liberty Trust              Sub-Accounts
Colonial Growth & Income                     Colonial Growth & Income Sub-
                                             Account
Colonial Int'l Fund for Growth               Colonial Int'l Fund for Growth
                                             Sub-Account
Colonial Strategic Income                    Colonial Strategic Income Sub-
                                             Account
Colonial U.S. Stock                               Colonial U.S. Stock Sub-
Account
Liberty All-Star Equity                      Liberty All-Star Equity Sub-
Account
Newport Tiger                                Newport Tiger Sub-Account
Stein Roe Global Utilities                   Stein Roe Global Utilities
Sub-Account
Eligible Funds of MFS Trust                  Sub-Accounts
MFS Emerging Growth                               MFS Emerging Growth Sub-
                                             Account
MFS Research                                 MFS Research Sub-Account
Eligible Funds of SteinRoe Trust             Sub-Accounts
Stein Roe Balanced                           Stein Roe Balanced Sub-Account
Stein Roe Growth Stock                       Stein Roe Growth Stock Sub-
                                             Account
Stein Roe Money Market                       Stein Roe Money Market Sub-
                                             Account
Stein Roe Mortgage Securities                     Stein Roe Mortgage
Securities
                                             Sub-Account
Stein Roe Special Venture                         Stein Roe Special Venture
                                             Sub-Account

                              Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds listed above of Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust, and any other mutual funds with which Keyport and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

Fred Alger Management, Inc. ("Alger Management") is the investment manager for both Eligible Funds of Alger American Fund. Alger Management has been in the business of providing investment advisory services since 1964.

Alliance Capital Management L.P. is the investment advisor for both Eligible Funds of Alliance Series Fund. AIGAM International Limited serves as sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC")(formerly named Keyport Advisory Services Corp.), a subsidiary of Keyport, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Keyport, serves as sub-adviser for the Eligible Funds (except for Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity). Colonial has provided investment advisory services since 1931. Newport Fund Management, Inc., an affiliate of Keyport, serves as sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate of Keyport, serves as sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, Wilke/Thompson Capital Management Inc., Westwood Management Corp. and Palley-Needelman Asset Management, Inc.

Massachusetts Financial Services Company ("MFS") is the investment advisor for both Eligible Funds of MFS Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing Keyport at the address shown on Page 1 or by calling (800) 437-4466.

Eligible Funds of Alger
American Fund and Variable Account
Sub-Accounts                            Investment Objective

Alger Growth                            Long-term capital appreciation
(Alger Growth Sub-Account)
Alger Small Cap                         Long-term capital appreciation.
(Alger Small Cap Sub-Account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-Accounts                            Investment Objective

Alliance Global Bond                         A high level of return from a
(Alliance Global Bond                   combination of current income and
Sub-Account)                            capital appreciation by investing
in a globally diversified
                                        portfolio of high quality debt
                                        securities denominated in the U.S.
                                        Dollar and a range of foreign
                                        currencies.

Alliance Premier Growth                 Growth of capital rather than
(Alliance Premier Growth                     current income.
Sub-Account)

Eligible Funds of Liberty Trust
and Variable Account
Sub-Accounts                            Investment Objective

Colonial Growth & Income                     Primarily income and long-term
(Colonial Growth & Income                    capital growth and,
secondarily,
Sub- Account)(formerly named            preservation of capital.
Colonial-Keyport Growth and
Income Fund)

Colonial Int'l Fund for Growth          Long-term capital growth, by
(Colonial Int'l Fund for Growth         investing primarily in non-U.S.
 Sub-Account)(formerly named            equity securities.
Colonial-Keyport Int'l Fund for
Growth)

Colonial Strategic Income               A high level of current income, as
(Colonial Strategic Income              is consistent with prudent risk and
Sub-Account)(formerly named             maximizing total return, by
Colonial-Keyport Strategic              diversifying investments primarily
Income Fund)                            in U.S. and foreign government and
                                        high yield, high risk corporate
                                        debt securities.

Colonial U.S. Stock                          Long-term capital growth by
(Colonial U.S. Stock Sub Account)       investing primarily in large
(formerly named Colonial-Keyport        capitalization equity securities.
U.S. Stock Fund)

Liberty All-Star Equity                 Total investment return, comprised
(Liberty All-Star Equity Sub-Account)   of long-term capital appreciation
                                        and current income, through
                                        investment primarily in a
                                        diversified portfolio of equity
                                        securities.

Newport Tiger
(Newport Tiger Sub-Account)(formerly    Long term capital growth by
named Newport-Keyport Tiger Fund)       investing primarily in equity
                                        securities of companies located in
                                        the nine Tigers of Asia (Hong Kong,
                                        Singapore, South Korea, Taiwan,
                                        Malaysia, Thailand, Indonesia,
                                        China and the Philippines).

Stein Roe Global Utilities
(Stein Roe Global Utilities Sub-Account)     Current income and long-term
growth
(formerly named Colonial-Keyport        of capital and income.
Utilities Fund)

Eligible Funds of MFS Trust
and Variable Account
Sub-Accounts                            Investment Objective

MFS Emerging Growth                     Long-term growth of capital.
(MFS Emerging Growth Sub-Account)

MFS Research                            Long-term growth of capital and
(MFS Research Sub-Account)              future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-Accounts                            Investment Objective

Stein Roe Balanced                      High total investment return
(Stein Roe Balanced                     through investment in a changing
Sub-Account) (formerly named SteinRoe   mix of securities.
Managed Assets Fund)

Stein Roe Growth Stock                  Long-term growth of capital through
(Stein Roe Growth Stock                 investment primarily in common
Sub-Account)(formerly named SteinRoe    stocks.
Managed Growth Stock Fund)

Stein Roe Money Market                  High current income from short-term
(Stein Roe Money Market                 money market instruments while
Sub-Account)(formerly named SteinRoe    emphasizing preservation of capital
Cash Income Fund)                       and maintaining excellent
liquidity.

Stein Roe Mortgage Securities                Highest possible level of
current
(Stein Roe Mortgage Securities          income consistent with safety of
Sub-Account)(formerly named SteinRoe    principal and maintenance of
Mortgage Securities Income Fund)        liquidity through investment
                                        primarily in mortgage-backed
                                        securities.

Stein Roe Special Venture                    Capital growth by investing
(Stein Roe Special Venture              primarily in common stocks,
Sub-Account)(formerly named SteinRoe    convertible securities, and other
Capital Appreciation Fund)              securities selected for prospective
                                        capital growth.

There is no assurance that the Eligible Funds will achieve their stated objectives.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport and of insurance companies affiliated and unaffiliated with Keyport. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions:
Alger American Fund--"Participating Insurance Companies and Plans"; Alliance Series Fund--"Introduction to the Fund"; Liberty Trust--"The Trust"; MFS Trust--"Investment Concept of the Trust"; and SteinRoe Trust-- "The Trust".

                    Transfer of Variable Account Value

Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.

The Certificate allows Keyport to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Keyport has no limit on the number or frequency of transfers, and it is not charging a transfer fee of $25 for each transfer in excess of 12 per Certificate Year. However, for transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days or such shorter time period as Keyport may permit.

Currently, Keyport is limiting each transfer to a maximum of $500,000 or such greater amount as Keyport may permit. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Keyport.

In applying the $500,000 limitation, Keyport may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Keyport will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Keyport to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Keyport. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Keyport's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Keyport has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse affect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate
Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Keyport initiates the transfer.

If  100%  of  any  Sub-Account's value is transferred  and  the  allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

     Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Keyport's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Keyport may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Keyport has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law; (c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Keyport's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Keyport assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the Variable Account and the Eligible Funds in connection with the Certificates.

                                DEDUCTIONS

               Deductions for Certificate Maintenance Charge

Keyport has responsibility for all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Certificates, maintenance of Certificate Owners'
records, and all accounting, valuation, regulatory and reporting requirements. Keyport makes a Certificate Maintenance Charge for such services during the accumulation and annuity payment periods. At the present time the Certificate Maintenance Charge is $36 per Certificate Year. PRIOR TO THE INCOME DATE THE CERTIFICATE MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY KEYPORT. The Certificate Maintenance Charge will be waived before the Income Date if:

(i)  it is the first Certificate Anniversary, or
(ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
(iii)  Purchase  Payments of at least $2,000 have been made  in  the  prior
Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

(i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and
(ii) at the time of the first payment of the year, the present value of all of the remaining payments (see "Option A" on Page 21) is greater than or equal to $40,000.

Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Certificate Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Certificate Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Keyport may not later change the amount of the Certificate Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

             Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Keyport guarantees the Death Benefits described below (see "Death Provisions"). Keyport assumes an expense risk since the Certificate Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming mortality and expense risks, for each Valuation Period Keyport deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income
Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Keyport and other persons specified in "Sales of the Certificates".

                 Deductions for Daily Distribution Charge

Keyport also deducts from each Sub-Account each Valuation Period a daily Distribution Charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Keyport for certain sales distribution expenses relating to the Certificate.

This charge will not be deducted from Sub-Account values attributable to Certificates that have reached the maximum cumulative distribution charge limit defined below and to Certificates issued to employees of Keyport and other persons specified in "Sales of the Certificates". The charge is also not deducted from Sub-Account values attributable to Annuity Units. Keyport may decide not to deduct the charge from Sub-Account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract of Keyport's general account.

              Deductions for Contingent Deferred Sales Charge

A sales charge is not deducted from the Certificate's Purchase Payments when initially received. However, a Contingent Deferred Sales Charge may be deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Keyport maintains a separate set of records. These records identify the date and amount of each Purchase Payment made to the Certificate and the Certificate Value over time.

Certificate Owners will be permitted to make partial surrenders during the Accumulation Period without incurring a Contingent Deferred Sales Charge, as follows:

      1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount not to exceed, at the time of the withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

      2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

Contingent Deferred Sales Charges, as discussed below, will be deducted with respect to withdrawals in excess of these amounts.

In computing the applicable charge amounts, the amount of any surrender in any Certificate Year after the first as set forth in 2. above, will be deducted from the Purchase Payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the Purchase Payments in the same chronological order: the amount of any surrender in the first Certificate Year in excess of the amount set forth in 1. above and the amount of any surrender in any later Certificate Year in excess of the combined amount set forth in 1. and 2. above. The Contingent Deferred Sales Charge for each Purchase Payment from which a deduction is made will be equal to (a) multiplied by (b), where:

(a)  is the amount so deducted; and

(b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each Purchase Payment during the seven years after the date of its payment are: 7% during year 1; 6% during year 2; 5% during year 3; 4% during year 4; 3% during year 5; 2% during year 6; 1% during year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each Purchase Payment are then totaled. The lesser of this total amount and the Certificate's maximum cumulative distribution charge will be deducted from the Certificate Value in the same manner as the surrender amount. The maximum cumulative distribution charge is equal to (a) less (b), where (a) is 9% of the total Purchase Payments made to the Certificate and (b) is the sum of all prior Contingent Deferred Sale Charge deductions from the Certificate Value and all prior Variable Account daily distribution charges applicable to the Certificate from the 0.15% distribution charge factor. After each surrender, Keyport's records will be adjusted to reflect any deductions made from the applicable Purchase Payments.

Example: Two Purchase Payments were made one year apart for $5,000 and $7,000. The Certificate Value has grown to an assumed $13,200 when the Certificate Owner decides to withdraw $8,000. The Certificate Value at the beginning of the Certificate Year of surrender was $13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Certificate's earnings ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300), an additional $100 would not be subject to charges. This $100 would be deducted from the oldest Purchase Payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The distribution charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Certificate Values under the rules specified in "Partial Withdrawals and Surrender" on Page 20.

The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the charge will be paid from Keyport's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Certificate may receive up to 6.00% of Purchase Payments with additional compensation later based on the Certificate Value of those payments. During certain time periods selected by Keyport and KFSC, the percentage may increase to 6.25%.

The Contingent Deferred Sales Charge will be waived in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement relating to such confinements.

The Contingent Deferred Sales Charge will be eliminated under Certificates issued to employees of Keyport and other persons specified in "Sales of the Certificates".

Keyport may reduce or change to 0% any Contingent Deferred Sales Charge percentage under a Certificate issued in an internal exchange or transfer of an annuity contract of Keyport's general account.

Keyport may allow, under the Systematic Withdrawal Program and under other permitted circumstances, all or part of the amount in 2. above to also be available in the first Certificate Year. If so, the amount in 2. above will be calculated by substituting the initial Purchase Payment for the Certificate Value.

            Deductions for Transfers of Variable Account Value

The Certificate allows Keyport to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed the lesser of $25 and the cost of effecting a transfer.

                       Deductions for Premium Taxes

Keyport deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Keyport elects to defer such deduction. It is not possible to describe precisely the amount of premium tax payable on any transaction involving the Certificate offered hereby. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Keyport within such states, and the insurance tax laws of such states. Currently such premium taxes range from 0% to 5.0% of either total Purchase Payments or Certificate Value.

                        Deductions for Income Taxes

Keyport will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Keyport to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

                      Total Variable Account Expenses

Total Variable Account expenses in relation to the Certificate will be the Certificate Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectuses.

                              OTHER SERVICES

The Programs. Keyport offers several investment related programs which are available only prior to the Income Date: Asset Allocation; Dollar Cost
Averaging; Systematic Investment; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the Programs has its own requirements, as discussed below. Keyport reserves the right to terminate any Program.

If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. For those Programs involving transfers, Owners may change instructions by telephone with regard to which Sub-Accounts or the Fixed Account Certificate Value may be transferred. The current conditions and procedures are described in Appendix B.

Dollar Cost Averaging Program. Keyport offers a Dollar Cost Averaging Program that Certificate Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period. Under the program, Keyport makes automatic transfers on a periodic basis out of the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Keyport reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits).

The Certificate Owner by Written Request must specify the Stein Roe Money Market Sub-Account or the One Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $100) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Certificate Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Certificate Owner may extend the program by allocating additional Purchase Payments to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period or by transferring Certificate Value to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period. The Certificate Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Keyport reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Written or telephone instructions must be received by Keyport by the end (currently 4:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Keyport from time to time. The current conditions and procedures appear in Appendix B, and Certificate Owners in a dollar cost averaging program will be notified, in advance, of any changes.

Asset Allocation Program. Certificate Owners may select from five asset allocation model portfolios developed by Ibbotoson Associates (Model A -- Capital Preservation, Model B -- Income and Growth, Model C -- Moderate
Growth, Model D -- Growth, and Model E -- Aggressive Growth). If a Certificate Owner elects one of the models, initial and subsequent Purchase Payments will automatically be allocated among the Sub-Accounts in the model. Only one model may be used in a Certificate at a time. Certificate Owners may use a questionnaire and scoring system to determine the model which corresponds to their risk tolerance and time horizons.

Periodically Ibbotoson Associates will review the models and may determine that a reconfiguration of the Sub-Accounts and percentage allocations among those Sub-Accounts is appropriate. Certificate Owners will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. A Certificate Owner may allocate initial or subsequent Purchase Payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Keyport will automatically rebalance the Certificate Value of each Sub-Account quarterly. On the last day of the calendar quarter, Keyport will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. The requested change must be received at the Office ten (10) days prior to the end of the calendar quarter. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Keyport will rebalance the number of Annuity Units in each Sub-Account (Annuity Units are used to calculate the amount of each Sub-Account annuity payment; see "Variable Annuity Benefits" in the Statement of Additional Information).

Systematic Investment Program. Purchase Payments may be made by monthly draft against the bank account of any Certificate Owner who has completed and returned to Keyport a Systematic Investment Program application and authorization form. The application and authorization form may be obtained from Keyport or from the sales representative. Each Systematic Investment Program Purchase Payment is subject to a current minimum of $50.

Systematic Withdrawal Program. To the extent permitted by law, Keyport will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may be made from any Sub-Account or Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts or the Fixed Account from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Keyport will make withdrawals under the Program in the manner specified for partial withdrawals in "Partial Withdrawals and Surrender". All Sub-Account withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner and any applicable Contingent Deferred Sales Charge.

The Program may be combined with all other Programs except the Systematic Investment Program.

It may not be advisable to participate in the Systematic Withdrawal Program and incur a Contingent Deferred Sales Charge when making additional Purchase Payments under the Certificate.

                             THE CERTIFICATES

                          Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                             Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                           Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Keyport utilizes an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a/b) - c), where:

(a) is equal to:

(i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

(ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c) is equal to:

(i)  the  Valuation  Period equivalent of the Mortality  and  Expense  Risk
Charge; plus

(ii) the Valuation Period equivalent of the daily Distribution Charge; plus

(iii) a charge factor, if any, for any tax provision established by Keyport as a result of the operations of that Sub-Account.

If a Certificate ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge", Unit values without (c)(ii) above will be used thereafter. For Certificates issued to employees of Keyport and other persons specified in "Sales of the Certificates", Unit values with .35% in (c)(i) above and without (c)(ii) above will be used. Unit values without (c)(ii) above may be used for certain Certificates issued in an internal exchange or transfer (see "Deductions for Daily Distribution Charge").

                      Modification of the Certificate

Only Keyport's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.


                              Right to Revoke

The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to Keyport's Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Keyport never issued it and Keyport will refund either the Certificate Value or Purchase Payments, as required by state law.

For Certificates delivered in California to a Certificate Owner age 60 or older, the Certificate Owner may return the Certificate to Keyport's Office or to the agent from whom the Certificate was purchased. If the Certificate is received at Keyport's Office or by the agent within 30 days after the Certificate Owner receives the Certificate, Keyport will refund the Certificate Value.

              DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate may continue until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its Surrender Value. If the Certificate is still in effect at the end of the five-year period, Keyport will automatically end it then by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, Keyport will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die of the primary Certificate Owner, Joint Certificate Owner, Annuitant, or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person. If the Covered Person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

The DBA at issue is the initial Purchase Payment. Thereafter, the DBA is calculated for each Valuation period by adding any additional Purchase Payments, and deducting any partial withdrawals, including any applicable surrender charge. This resulting amount is the "net Purchase Payment death benefit". The Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the 81st birthday of the Covered Person is determined. Each Anniversary Value is increased by any Purchase Payments made after that anniversary. This resultant value is then decreased by an amount calculated at the time of any partial withdrawal made after that anniversary. The amount is calculated by taking the amount of any partial withdrawal, and dividing by the Certificate Value immediately preceding the partial withdrawal, and then multiplying by the Anniversary Value immediately preceding the withdrawal. The greatest Anniversary Value, as so adjusted, (the "greatest Anniversary Value") is the DBA unless the net Purchase Payment death benefit is higher. The net Purchase Payment death benefit will be the DBA if such amount is higher than the greatest Anniversary Value.

When Keyport receives due proof of the Covered Person's death, Keyport will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after Keyport is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-Covered Person, any applicable Contingent Deferred Sales Charge would be deducted. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner. If the Annuitant is the first to die of the Certificate's primary Certificate Owner, Joint Certificate Owner and Annuitant, then the Annuitant is the Covered Person and the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"), as defined above. When Keyport receives due proof of the Annuitant's death, Keyport will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Certificate Owner may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after 90 days, any applicable Contingent Deferred Sales Charge would be deducted.

                DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies before the Income Date while the Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Keyport receives due proof of the Annuitant's death, Keyport will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after Keyport is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period, any applicable Contingent Deferred Sales Charge would be deducted.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Keyport will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable Contingent Deferred Sales Charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                           CERTIFICATE OWNERSHIP

The Certificate Owner shall be the person designated in the application. The Certificate Owner may exercise all the rights of the Certificate. Joint Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. A Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Keyport. The Certificate Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Certificate may have limitations on assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                     PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Keyport must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Keyport may permit in conjunction with a Systematic Withdrawal Program. If the Certificate Value after a partial withdrawal would be below $2,500, Keyport will treat the request as a withdrawal of only the excess amount over $2,500. The amount withdrawn will include any applicable Contingent Deferred Sales Charge and therefore the amount actually withdrawn may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Keyport will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity option with any surrender benefit of at least $5,000. Keyport's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity options based on life contingencies cannot be surrendered after annuity payments have begun. Option A, which is not based on life contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                            ANNUITY PROVISIONS

                             Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value increased or decreased by a limited Market Value Adjustment of Fixed Account Value described in Appendix A (less any premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) on the Income Date in accordance with the option selected.

                      Income Date and Annuity Option

The  Certificate Owner may select an Income Date and an Annuity  Option  at the time of application. If the Certificate Owner does not select an Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                 Change in Income Date and Annuity Option

The Certificate Owner may choose or change an Annuity Option or the Income Date by making a Written Request to Keyport at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; and (b) not later than the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                              Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed; and

Option C: Joint and Last Survivor Income. Other options may be arranged by mutual consent. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with Keyport's general account Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A, any applicable premium taxes not previously deducted and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value (less any applicable premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) will be applied to a variable annuity option and Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A (less any applicable premium taxes not previously deducted) will be applied to a fixed annuity option. Any premium taxes will be deducted proportionately from both Variable Account Value and Fixed Account Value. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under an annuity option. Any annuity option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Keyport has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi- annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Keyport has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. Keyport will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless 3% per year is chosen by Written Request at the time the option is selected); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent Deferred Sales Charge".) Instead of receiving a lump sum, the payee may elect another payment option and the amount applied to the option will not be reduced by the charge defined in (b) above. If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless 3% per year had been chosen by the payee at the time the option was selected.

The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Keyport has no mortality risk during this period.

If annual payments are chosen for Option A and a variable payout has been selected, Keyport has available a "stabilizing" payment option that may be chosen. Each annual payment will be determined as described below in "Variable Annuity Payment Values". Each annual payment will then be placed in Keyport's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Keyport that will vary from year to year. The commutation method described above for calculating the present value of remaining payments applies to the annual payments. Any monthly payments remaining before the next annual payment will be commuted at the interest rate that was used to determine that year's monthly payments.

See "Annuity Payments" on Page 23 for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. Keyport will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon and Texas Certificates), unless 3% per year had been chosen by the payee at the time the option was selected.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. Keyport will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                      Variable Annuity Payment Values

The amount of the first variable annuity payment is determined by Keyport using an annuity purchase rate that is based on an assumed annual investment return of 6% per year (5% per year for Oregon and Texas Certificates), unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge. Currently, a payee may instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.

               Proof of Age, Sex, and Survival of Annuitant

Keyport may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Keyport will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments Keyport may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Keyport is repaid in full.

                          SUSPENSION OF PAYMENTS

Keyport reserves the right to postpone surrender payments from the Fixed Account for up to six months. Keyport reserves the right to suspend or postpone any type of payment from the Variable Account for any period when:
(a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                TAX STATUS

                               Introduction

The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary
depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Keyport's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

                     Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments. A trust or other entity owning a Non-Qualified Certificate other than as an agent for an individual is taxed differently; increases in the value of a Certificate are taxed yearly whether or not a distribution occurs.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income, subject to special 5-year income averaging for lump-sum distributions received before January 1, 2000. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Keyport issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or (b) one or more Certificates and one or more of Keyport's other annuity contracts.
Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Keyport contracts as one contract. Keyport believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate that is allocated to Variable Account Value by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate that is allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "stabilizing" payment option available under Annuity Option A, pursuant to which each annual payment is placed in Keyport's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:
(a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. Keyport is required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Keyport will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Keyport's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and (iii) assignments are not treated as surrenders subject to taxation. Keyport's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Keyport would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Keyport, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.

                              Qualified Plans

The Certificate is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with the various types of Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

                          Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity"
(TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Keyport will notify a Certificate Owner who has requested a distribution from a Certificate if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account
(IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Certificate Owner receives the amount rather than directing Keyport by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                      Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity." These Individual Retirement Annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Annuity.

                Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                    VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Keyport will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Keyport will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Keyport determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                         SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The Certificate will be sold by salespersons who represent Keyport Life Insurance Company KFSC's corporate parent as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

Certificates may be sold with lower or no dealer compensation as part of an exchange program for other variable annuity contracts previously issued by Keyport ("Old VA"). Such a Certificate will be issued with an exchange endorsement. One effect of the endorsement is that no Contingent Deferred Sales Charge will be assessed under the Old VA at the time of the exchange and that any Contingent Deferred Sales Charge assessed under the Certificate in relation to the initial Purchase Payment (i.e., the amount exchanged) will be calculated based on the actual time of each purchase payment under the Old VA. The endorsement also provides that the refund amount described in "Right to Revoke" will not be made if the Certificate is returned. Instead, Keyport will return the Old VA to the owner and treat it as if no exchange had occurred.

Certificates may be sold with lower or no dealer compensation (1) to a person who is an officer, director, or employee of Keyport or of certain affiliates of Keyport or (2) to any Qualified Plan established for such a person. Such Certificates may have provisions different from the Certificates sold to others in that (1) they are not subject to the deduction for the Certificate Maintenance Charge, the asset-based Sales charge or the Contingent Deferred Sales Charge and (2) they have a Mortality and Expense Risk Charge of 0.35% per year.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Keyport is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Keyport.

                      INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may write Keyport Life Insurance Company, Client Service Department, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION
                                                           Page
Keyport Life Insurance Company                             2
Variable Annuity Benefits                                  2
  Variable Annuity Payment Values                          2
  Re-Allocating Sub-Account Payments                       3
Custodian                                                  4
Principal Underwriter                                      4
Experts                                                    4
Investment Performance                                     4
  Yields for Stein Roe Money Market Sub-Account            5
Financial Statements                                       6
  Keyport Life Insurance Company                           7
  Variable Account A

                                APPENDIX A

 THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

                               Introduction

This Appendix describes the Fixed Account option available under the Certificate.

FIXED ACCOUNT VALUES PROVIDED BY THE CERTIFICATE ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN AMOUNTS TRANSFERRED AND AMOUNTS PAID (INCLUDING WITHDRAWALS, SURRENDERS, DEATH BENEFITS, AND AMOUNTS APPLIED TO PURCHASE ANNUITY PAYMENTS) TO A CERTIFICATE OWNER OR OTHER PAYEE. IN NO EVENT WILL THE DOWNWARD MARKET VALUE ADJUSTMENT ELIMINATE INTEREST AT THE RATE OF 3% PER YEAR APPLIED TO THE AMOUNT ALLOCATED TO A GUARANTEED PERIOD. PAYMENTS MADE FROM FIXED ACCOUNT VALUES AT THE END OF THEIR GUARANTEE PERIOD ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT.

Purchase Payments allocated to the Fixed Account option become part of Keyport's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, is subject to regulation under the 1933 Act or the Investment Company Act. Keyport understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

       Investments in the Fixed Account and Capital Protection Plus

Purchase Payments will be allocated to the Fixed Account in accordance with the selection made by the Certificate Owner in the application. Any selection must specify that percentage of the Purchase Payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 5%. The Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport to accept telephone allocation instructions from the Certificate Owner. By authorizing Keyport to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix C and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

Keyport currently offers Guarantee Periods of 1, 3, 5, and 7 years. Keyport may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Certificates, as well as the length of those Guarantee Periods. If Keyport stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent Purchase Payments and for transfers of Certificate Value.

Keyport offers a Capital Protection Plus program that a Certificate Owner may request. Under this program, Keyport will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

For an example of Capital Protection Plus, assume Keyport receives a Purchase Payment of $10,000 when the interest rate for the 7-year Guarantee Period is 6.75% per year. Keyport will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Certificate Owner.

                            Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less

(c) any prior partial withdrawals from the Fixed Account, including any charges therefor; less

(d)  any Fixed Account Value transferred to the Variable Account.

                             Interest Credits

Keyport will credit interest daily (based on an annual compound interest rate) to Purchase Payments allocated to the Fixed Account at rates declared by Keyport for Guarantee Periods of one or more years from the month and day of allocation. Any rate set by Keyport will be at least 3% per year.

Keyport's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Certificate Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a Purchase Payment allocation.

                  Application of Market Value Adjustment

Any surrender, withdrawal, transfer, or application to an Annuity Option of Fixed Account Value from a Guarantee Period of three years or more is subject to a limited Market Value Adjustment, unless: (1) the effective date of the transaction is at the end of the Guarantee Period; or (2) the effective date of a surrender is within 90 days of the date of death of the first Covered Person to die.

If a Market Value Adjustment applies to either a surrender or the application to an Annuity Option, then any negative Market Value Adjustment amount will be deducted from the Certificate Value and any positive Market Value Adjustment amount will be added to the Certificate Value. If a Market Value Adjustment applies to either a partial withdrawal or a transfer, then any negative Market Value Adjustment amount will be deducted from the partial withdrawal or transfer amount after the withdrawal or transfer amount has been deducted from the Fixed Account Value, and any positive Market Value Adjustment amount will be added to the applicable amount after it has been deducted from the Fixed Account Value.

No Market Value Adjustment is ever applicable to Guarantee Periods of fewer than three years.

                     Effect of Market Value Adjustment

A Market Value Adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The Market Value Adjustment may be positive or negative, but any negative Adjustment may be limited in amount (see Market Value Adjustment Factor below).

Generally, if the Treasury Rate for the Guarantee Period is lower than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the limited Market Value Adjustment will result in a reduction of the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

Similarly, if the Treasury Rate for the Guarantee Period is higher than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the Market Value Adjustment will result in an increase in the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

The Market Value Adjustment will be applied before the deduction of any applicable surrender charges or applicable taxes.

                      Market Value Adjustment Factor

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to a Payment Option, by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as the larger of Formula (1) or (2):

(1) (1+a)/(1+b)(n/12)-1

where:

"a" is the Treasury Rate for the number of Guarantee Period Years in the Guarantee Period;

"b" is the Treasury Rate for a period equal to the time remaining (rounded up to the next whole number of Guarantee Period Years) to the expiration of the Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of the Guarantee Period.

(2) (1.03)/(1+i)(y+d/#)-1

where:

"i" is the Guaranteed Interest Rate for the Guarantee Period;

"y" is the number of complete Guarantee Period Years that have elapsed in the Guarantee Period;

"d" is the number of days since the last Guarantee Period Anniversary or, if "y" is zero, the number of days since the start of the Guarantee Period; and

"#" is the number of days in the current Guarantee Period Year (i.e., the sum of "d" and the number of days until the next Guarantee Period Anniversary).

In Formulas (1) and (2), all references to Guarantee Period, Guarantee Period Anniversary, Guarantee Period Month, and Guarantee Period Year relate to the Guarantee Period from which is being taken the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

As stated above, the Formula (2) amount will apply only if it is greater than the Formula (1) amount. This will occur only when the Formula (1) amount is negative and the Formula (2) amount is a smaller negative number. Formula (2) thus ensures that a full (normal) negative Market Value Adjustment of Formula (1) will not apply to the extent it would decrease the Guarantee Period's Fixed Account Value (before the deduction of any applicable surrender charges or any applicable taxes) below the following amount:

    (a)  the amount allocated to the Guarantee Period; less
    (b)  any prior systematic or partial withdrawal amounts; less
   (c) any prior amounts transferred to the Variable Account or to another Guarantee Period in the Fixed Account; plus
    (d) interest on the above items (a) through (c) credited annually at a rate of 3% per year.

                              Treasury Rates

The Treasury Rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in Formula (1) above. Weekly Series are published at the beginning of the following week. To determine "a", Keyport uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the Start Date for the Guarantee Period, except that if the Start Date is the same as the Determination Date or the date of publication, or any date in between, Keyport instead uses the weekly Series first published after the prior Determination Date. To determine "b", Keyport uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the date on which the Market Value Adjustment Factor is calculated, except that if the calculation date is the same as the Determination Date or the date of publication, or any date in between, Keyport instead uses the weekly Series first published after the prior Determination Date. The Determination Dates are the last business day prior to the first and fifteenth of each calendar month.

If the number of years specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, the Treasury Rate will be determined by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If the Treasury Constant Maturity Series becomes unavailable, Keyport will adopt a comparable constant maturity index or, if such a comparable index also is not available, Keyport will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

                         End of A Guarantee Period

Keyport will notify a Certificate Owner in writing at least 30 days prior to the end of a Guarantee Period. At the end of the Guarantee Period,
Keyport will automatically transfer the Guarantee Period's Fixed Account Value to the Money Market Sub-Account of the Variable Account unless Keyport previously received a Certificate Owner's Written Request of: (1) election of a new Guarantee Period from among those being offered by Keyport at that time; or (2) instructions to transfer the ending Guarantee Period's Fixed Account Value to one or more Sub-accounts of the Variable Account. A new Guarantee Period cannot be longer than the number of years remaining until the Income Date.

                     Transfers of Fixed Account Value

The Certificate Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account subject to any applicable Market Value Adjustment. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Certificate allows Keyport to limit the number of transfers that can be made in a specified time period. Currently, Keyport is limiting Variable Account and Fixed Account transfers to generally unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value". These limitations will not apply to any transfer made at the end of a Guarantee Period. Certificate Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Certificate Owner has authorized Keyport by Written Request to accept telephone transfer instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for Purchase Payments includes that Guarantee Period, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.

                                APPENDIX B

                          TELEPHONE INSTRUCTIONS

                 Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize Keyport to accept telephone instructions but either Certificate Owner may give Keyport telephone instructions.

2. All callers will be required to identify themselves. Keyport reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Keyport's satisfaction.

3. Neither Keyport nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Keyport will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Keyport does not, Keyport may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Keyport or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Keyport nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6.  Telephone  authorization  shall continue in  force  until  (a)  Keyport receives the Certificate Owner's written revocation, (b) Keyport discontinues the privilege, or (c) Keyport receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Keyport at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Keyport, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Keyport will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Keyport receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Keyport is instructed otherwise.

       Telephone Changes to Purchase Payment Allocation Percentages

                     Numbers 1-6 above are applicable.

                                                            Rule 497(c)
                    STATEMENT OF ADDITIONAL INFORMATION
                     GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                ISSUED BY
                            VARIABLE ACCOUNT A
                                    OF
                KEYPORT LIFE INSURANCE COMPANY ("Keyport")


This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Advisor variable annuity prospectus dated November 15, 1997. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

                            TABLE OF CONTENTS

                                                                       Page

Keyport                            Life                           Insurance
Company.............................................2
Variable                                                            Annuity
Benefits..................................................2
                   Variable                 Annuity                 Payment
Values..........................................2
                          Re-Allocating                         Sub-Account
Payments.......................................4
Custodian..................................................................
4
Principal
Underwriter......................................................4
Experts....................................................................
4
Investment
Performance.....................................................5
  Yields for Stein Roe Money Market Sub-
Account............................6
Financial
Statements.......................................................7
                   Keyport                  Life                  Insurance
Company...........................................9
                               Variable                             Account
A......................................................31


The date of this statement of additional information is November 15, 1997.



                      KEYPORT LIFE INSURANCE COMPANY

      Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of December 31, 1996, owned, indirectly, approximately 83% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 8 of the prospectus.

                        VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

      For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

     The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

     The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

      Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

      When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

          (a) is equal to the net investment factor as defined in the prospectus without any deduction for the sales charge defined in
          (c)(ii) of the net investment factor formula; and

          (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Certificate's annuity tables is 6% per year (5% per year for Oregon and Texas Certificates). An AIR of 3% per year is also currently available upon Written Request.

      With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

      The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                                CUSTODIAN

      The custodian of the assets of the Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

                          PRINCIPAL UNDERWRITER

     The Contract, which is offered continuously, is distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport.

                                 EXPERTS

      The consolidated financial statements of Keyport Life Insurance Company at December 31, 1996 and for the year then ended, and the financial statements of Keyport Life Insurance Company-Variable Account A as of December 31, 1996 and for the period then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

      The consolidated financial statements of Keyport Life Insurance Company and subsidiaries as of December 31, 1995 and for each of the years in the two-year period ended December 31, 1995 have been included herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering the December 31, 1995 financial statements refers to a change in accounting to adopt Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities.

                          INVESTMENT PERFORMANCE

      The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

      Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Large Company Stocks, represented by the Standard and
Poor's  Composite  Stock Price Index (an unmanaged  weighted  index  of  90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade
Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Yields for Stein Roe Money Market Sub-Account

Yield and effective yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Certificate charges. Both yields also reflect, on an allocated basis after 11/18/97, the Certificate's annual $36 Certificate Maintenance Charge that is collected after the first Certificate Anniversary. Both yields do not reflect Contingent Deferred Sales Charges and premium tax charges. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:  (A - B - 1) X  365
                  C            7

Effective Yield Equals:  (A - B)365/7 - 1
                            C
Where:

          A =  the Accumulation Unit value at the end of the 7-day period.

          B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Accumulation Unit during the 7-day period divided by the average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

          C  =   the Accumulation Unit value at the beginning of the  7-day period.

      The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

     For the 7-day period ended 12/31/96 the yield for the Stein Roe Money Market Sub-Account was 3.71% and the effective yield was 3.78%.

                           FINANCIAL STATEMENTS

      The financial statements of Keyport Life Insurance Company and the Variable Account are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.








                    THIS PAGE INTENTIONALLY LEFT BLANK




                      Report of Independent Auditors




   The Board of Directors
   Keyport Life Insurance Company

   We have audited the accompanying consolidated balance sheet of Keyport Life Insurance Company as of December 31, 1996, and the related consolidated statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 1996 and the consolidated results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

   As  discussed  in Note 1 to the consolidated financial  statements,   in
1994, the Company changed its method of accounting for certain investments in debt and equity securities.



                                                  /s/Ernst & Young LLP

   February 5, 1997
   Boston, Massachusetts








                       Independent Auditors' Report



The Board of Directors
Keyport Life Insurance Company

We have audited the consolidated financial statements of Keyport Life Insurance Company and subsidiaries as of December 31, 1995, and for each of the years in the two-year period ended December 31, 1995, as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company and subsidiaries as of December 31, 1995, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, effective January 1, 1994.






/s/KPMG Peat Marwick LLP
KPMG Peat Marwick LLP
Boston, Massachusetts
February 16, 1996




                      KEYPORT LIFE INSURANCE COMPANY
                        CONSOLIDATED BALANCE SHEET
                              (in thousands)

                                                       December 31
                     ASSETS                         1996            1995

Cash and investments:
   Fixed maturities available for sale
    (amortized cost:  1996 - $10,500,431;
    1995 - $9,227,834)                          $10,718,644     $ 9,535,948
   Equity securities (cost:  1996 - $19,412;
    1995 - $17,521)                                  35,863          25,214
   Mortgage loans                                    67,005          74,505
   Policy loans                                     532,793         498,326
   Other invested assets                            183,622          10,748
   Cash and cash equivalents                        767,385         777,384
               Total cash and investments        12,305,312      10,922,125

Accrued investment income                           146,778         132,856
Deferred policy acquisition costs                   250,355         179,672
Value of insurance in force                          70,819          43,939
Intangible assets                                    19,186          20,314
Federal income taxes recoverable                        323           9,205
Other assets                                         40,316          12,859
Separate account assets                           1,091,468         959,224

               Total assets                     $13,924,557     $12,280,194

                  LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

   Policy liabilities                           $11,637,528     $10,084,392
   Current federal income taxes                      13,123           7,666
   Deferred federal income taxes                     25,747          32,823
   Payable for investments purchased
    and loaned                                      211,234         317,715
   Other liabilities                                 38,476          46,161
   Separate account liabilities                   1,017,667         889,106

              Total liabilities                  12,943,775      11,377,863

Stockholder's equity:
   Common stock, $1.25 par value; authorized
     8,000 shares;issued and outstanding
     2,412 shares                                     3,015           3,015
   Additional paid-in capital                       505,933         505,933
   Net unrealized investment gains                   73,599          85,772
   Retained earnings                                398,235         307,611

              Total stockholder's equity            980,782         902,331

Total liabilities and stockholder's equity      $13,924,557     $12,280,194


                          See accompanying notes

                       KEYPORT LIFE INSURANCE COMPANY
                       CONSOLIDATED INCOME STATEMENT
                              (in thousands)

                                               Year Ended December 31

                                         1996         1995         1994

Revenues:
Investment income                      $ 790,365    $ 755,930    $ 689,575
Interest credited to policyholders      (572,719)    (555,725)    (481,926)
Investment spread                        217,646      200,205      207,649
Net realized investment gains (losses)     5,509       (3,958)      (8,220)
Fee income:
Surrender charges                         14,934       14,772       11,545
Separate account fees                     15,987       13,154       12,495
Management fees                            2,613        1,841        1,233
Total fee income                          33,534       29,767       25,273

Expenses:
Policy benefits                           (3,477)      (4,448)      (4,838)
Operating expenses                       (43,815)     (44,475)     (54,295)
Amortization of deferred policy
  acquisition costs                      (60,225)     (58,541)     (52,174)
Amortization of value of insurance
  in force                               (10,196)      (9,479)     (16,989)
Amortization of intangible assets         (1,130)      (1,130)      (1,130)

Total expenses                          (118,843)    (118,073)    (129,426)

Income before federal income tax
expense                                  137,846      107,941       95,276
Federal income tax expense               (47,222)     (38,331)     (32,051)

Net income                             $  90,624    $  69,610    $  63,225




                          See accompanying notes

                      KEYPORT LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                              (in thousands)

                                              Net
                                           Unrealized
                               Additional  Investment
                      Common    Paid-in      Gains     Retained
                      Stock     Capital     (Losses)   Earnings   Total
Balance,
  January 1, 1994    $  1,508  $505,933   $    546    $176,283   $ 684,270
Adjustment to
  beginning balance
  for change in
  accounting
  principle, net of
  federal income
  taxes                                     41,614                  41,614
Net income                                              63,225      63,225
Common stock dividend
  (1,206 shares)        1,507                           (1,507)
Change in net
  unrealized investment
  gains (losses)                          (106,624)               (106,624)

Balance,
  December 31, 1994     3,015   505,933    (64,464)    238,001     682,485

Net income                                              69,610      69,610
Change in net unrealized
     investment gains
     (losses)                              150,236                 150,236

Balance,
  December 31, 1995     3,015   505,933     85,772     307,611     902,331

Net income                                              90,624      90,624
Change in net unrealized
     investment gains
     (losses)                              (12,173)                (12,173)

Balance,
  December 31, 1996  $  3,015  $505,933   $ 73,599    $398,235   $ 980,782

                          See accompanying notes


                      KEYPORT LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENT OF CASH FLOWS
                              (in thousands)

                                           Year Ended December 31
                                        1996         1995          1994

Cash flows from operating
  activities:
     Net income                     $    90,624    $   69,610     $ 63,225
     Adjustments to reconcile net
       income to net cash provided
       by operating activities:
          Interest credited to
            policyholders               572,719       555,725      481,926
          Net realized investement
            (gains) losses               (5,509)        3,958        8,220
          Amortization of value of
            insurance in force and
            intangible assets            11,326        10,609       18,120
          Net amortization on
            investements                (29,088)        9,688       12,215
          Change in deferred
            policy acquisition costs    (24,403)      (24,630)     (38,852)
          Change in current and
            deferred federal income
            taxes                         4,938         1,953        7,731
          Net change in other assets
          and liabilities               (42,634)      (62,375)     (16,718)
              Net cash provided by
                operating activities    577,973       564,538      535,867

Cash flow from investing activities:
     Investments purchased -
       held to maturity                    --             --      (277,626)
     Investments purchased -
       available for sale            (4,363,074)   (2,851,013)  (2,624,493)
     Investments sold -
       held to maturity                    --          14,930       10,637
     Investments sold -
       available for sale             1,714,023       605,197      950,885
     Investments matured -
       held to maturity                    --         317,773      576,021
     Investments matured -
       available for sale             1,387,664       906,522      854,441
     Increase in policy loans           (34,467)      (21,033)     (35,143)
     Decrease in mortgage loans           7,500        54,947       26,520
     Other assets purchased, net       (130,087)          --           --
     Value of business acquired,
       net of cash                      (30,865)          --          (961)

           Net cash used in
            investing activities    (1,449,306)      (972,677)    (519,719)

Cash flows from financing
activities:
     Withdrawals from
       policyholder accounts        (1,154,087)      (933,785)  (1,034,464)
     Deposits to policyholder
       accounts                      2,134,504      1,116,975    1,202,076
     Securities lending               (119,083)       317,715          --

           Net cash provided by
            financing activities       861,334        500,905      167,612
Change in cash and cash equivalents     (9,999)        92,766      183,760
Cash and cash equivalents at
  beginning of year                    777,384        684,618      500,858

Cash and cash equivalents at end
  of year                             $767,385       $777,384     $684,618



                          See accompanying notes


                      KEYPORT LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             December 31, 1996

   1.  Accounting Policies

   Organization

     Keyport Life Insurance Company offers a diversified line of fixed, indexed, and variable annuity products designed to serve the growing retirement saving market. These annuity products are sold through a wide ranging network of banks, agents, and securities dealers.

     The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a majority owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

   Principles of Consolidation

   The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Advisory Services Corporation, and Keyport Financial Services Corp., (collectively the "Company").

   The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated. Certain prior year amounts have been reclassified to conform to the current year's presentation.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Investments

   Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"). Investments in debt and equity securities classified as available for sale are carried at fair value, and after-tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs and value of insurance in force) are reported as a separate component of stockholder's equity. Realized investment gains and losses are calculated on a first-in, first-out basis.

   On December 31, 1995, pursuant to the "Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company made a one-time reclassification of certain fixed maturity securities from held to maturity to available for sale. The amortized cost of those securities at the time of transfer was $1.4 billion, and the unrealized gain of $13.9 million was recorded net of taxes in stockholder's equity.

   For the mortgage backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income.

   Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest.

   Fee Income

   Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

   Deferred Policy Acquisition Costs

   Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business.
Such costs include commissions, costs of policy issuance, underwriting, and selling expenses. These costs are deferred and amortized in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the change in net unrealized gains or losses that is credited or charged directly to stockholder's equity. Deferred policy acquisition costs have been decreased by $103.7 million at December 31, 1996, and decreased by $151.4 million at December 31, 1995 for this adjustment.

   Value of Insurance in Force

   Value of insurance in force represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits over periods not exceeding 15 years for annuities and 25 years for life insurance. Interest is accrued on the unamortized balance at the contract rate of 5.30%, 5.58% and 5.49% for the years ended December 31, 1996, 1995 and 1994, respectively.

   The value of insurance in force is adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized gains or losses that is credited or charged directly to stockholder's equity. Value of insurance in force has decreased by $26.0 million at December 31, 1996, and decreased by $32.5 million at December 31, 1995 for this adjustment.

   Estimated net amortization expense of the value of insurance in force as of December 31, 1996 is as follows (in thousands): 1997 - $14,237; 1998 - $12,206; 1999 - $11,236; 2000 - $10,034; 2001 - $8,582; and thereafter -
$40,506.

   Intangible Assets

   Intangible assets consist of goodwill arising from business combinations accounted for as a purchase. Amortization is provided on a straight-line basis over twenty-five years.

   Separate Account Assets and Liabilities

   The assets and liabilities resulting from variable annuity and variable life policies are segregated in separate accounts. Separate account assets, which are carried at fair value, consist principally of investments in mutual funds. Investment income and changes in asset values are allocated to the policyholders, and therefore, do not affect the operating results of the Company. The Company provides administrative services and bears the mortality risk related to these contracts. As of December 31, 1996 and 1995, Keyport also classified as separate account assets $73.8 million and $72.5 million, respectively, of its investments in certain mutual funds sponsored by affiliates of the Company.

   Policy Liabilities

   Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

   Income Taxes

   Keyport Life Insurance Company, Keyport Advisory Services Corporation, and Keyport Financial Services Corp. are included in the consolidated federal income tax return filed by Liberty Mutual. Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes," and are calculated as if the companies filed their own income tax returns. Independence Life is required under tax law to file its own federal income tax return.

   Cash Equivalents

   Short-term investments having an original maturity of three months or less are classified as cash equivalents.

   Recent Accounting Pronouncement

   In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" ("SFAS 125"). The relevant provisions of SFAS 125 relating to securities lending, dollar rolls, and other similar secured transactions become effective after December 31, 1997. It is not expected that the adoption of SFAS 125 will have a material effect on the Company's consolidated financial position or results of operations.

   2.  Acquisitions

   On August 9, 1996, Keyport entered into a 100 percent coinsurance agreement for a $954.0 million block of single premium deferred annuities issued by Fidelity & Guaranty Life Insurance Company ("F&G Life"). Under this transaction, the investment risk of the annuity policies was transferred to Keyport. However, F&G Life will continue to administer the policies and will remain contractually liable for the performance of all policy obligations. This transaction increased investments by $923.1 million and value of insurance in force by $30.9 million.

   3.  Investments

   Fixed Maturities

   As of December 31, 1996 and 1995, the Company did not hold any investments in fixed maturities that were classified as held to maturity or trading securities. The amortized cost, gross unrealized gains and losses and fair value of fixed maturity securities are as follows (in thousands):

                                         Gross         Gross
                          Amortized    Unrealized   Unrealized     Fair
                            Cost         Gains        Losses      Value
December 31, 1996

U.S. Treasury securities  $    35,308  $     130   $      (87)  $    35,351
Mortgage backed securities
   of U.S. government
   corporations and
   agencies                 1,666,094     41,401       (8,569)    1,698,926
Obligations of states
   and political
   subdivisions                23,895        382          (49)       24,228
Debt securities issued
   by foreign governments     246,339     11,718         (554)      257,503
Corporate securities        4,093,473    153,422      (12,298)    4,234,597
Other mortgage backed
   securities               2,413,020     47,596      (23,970)    2,436,646
Asset backed
   securities               1,736,012     15,531       (6,440)    1,745,103
Senior secured loans          286,290        -            -         286,290

  Total fixed maturities  $10,500,431  $ 270,180   $  (51,967)  $10,718,644

                                         Gross         Gross
                          Amortized    Unrealized   Unrealized     Fair
                            Cost         Gains        Losses      Value
December 31, 1995

U.S. Treasury securities   $  360,157   $   9,020  $    (209)   $   368,968
Mortgage backed securities
   of U.S. government
   corporations and
   agencies                 1,585,538      58,795     (5,250)     1,639,083
Obligations of states
   and political
   subdivisions                26,688       1,324        -           28,012
Debt securities issued
   by foreign governments      57,446       4,258        -           61,704
Corporate securities        3,479,584     224,332     (7,309)     3,696,607
Other mortgage backed
   securities               1,951,480      66,530    (71,754)     1,946,256
Asset backed securities     1,543,891      29,823     (1,446)     1,572,268
Senior secured loans          223,050         -          -          223,050
  Total fixed maturities   $9,227,834   $ 394,082  $ (85,968)   $ 9,535,948

   At  December  31,  1996,  gross unrealized gains on  equity  securities, interest rate cap agreements and investments in separate accounts aggregated $29.9 million, and gross unrealized losses aggregated $5.3 million, respectively. At December 31, 1995, gross unrealized gains on equity securities, interest rate cap agreements and investments in separate accounts aggregated $16.9 million, and gross unrealized losses aggregated $9.3 million, respectively.

   Contractual Maturities

   The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 1996 are as follows (in thousands):

                                         Amortized         Fair
                                           Cost           Value
December 31, 1996

Due in one year or less                  $   487,373    $   489,136
Due after one year through five years      1,522,400      1,559,816
Due after five years through ten years     2,013,432      2,084,939
Due after ten years                          662,100        704,078
                                           4,685,305      4,837,969
Mortgage and asset backed securities       5,815,126      5,880,675
                                         $10,500,431    $10,718,644

   Actual maturities will differ in some cases from those shown above because borrowers may have the right to call or prepay obligations.

Net Investment Income

Net investment income is summarized as follows (in thousands):

                                               Year Ended December 31
                                               1996        1995      1994

Fixed maturities                            $ 737,372  $ 681,998  $635,947
Mortgage loans and other invested assets       11,422     12,881    15,416
Policy loans                                   30,188     28,485    26,295
Equity securities                               4,494      4,807     2,132
Cash and cash equivalents                      36,138     41,643    20,727
    Gross investment income                   819,614    769,814   700,517

Investment expenses                           (12,708)   (10,837)  (10,118)
Amortization of options and interest
    rate caps                                 (16,541)    (3,047)     (824)

     Net investment income                  $ 790,365  $ 755,930  $689,575

There were no non-income producing fixed maturity investments as of December 31, 1996 or 1995.

Net Realized Investment Gains (Losses)

   Net realized investment gains (losses) are summarized as follows (in thousands):

                                            1996        1995         1994

Year Ended December 31

Fixed maturities held to maturity:
   Gross gains                           $     -    $    1,306   $    3,493
   Gross losses                                -           (64)       (755)

Fixed maturities available for sale:
   Gross gains                             24,304        8,156       26,043
   Gross losses                           (17,814)     (15,982)    (26,831)

Equity securities                             916        1,279        (845)
Interest rate swaps                             -         (860)        (28)
Other                                        (208)         (13)       (809)
Impairment write-downs                          -            -     (11,514)
Gross realized investment gains (losses)    7,198       (6,178)    (11,246)

Amortization adjustments  of  deferred
    policy acquisition costs and value of
    insurance inforce                      (1,689)       2,220       3,026

Net realized investment gains (losses)    $ 5,509     $ (3,958)   $ (8,220)

   Proceeds from sales of fixed maturities available for sale were $1.7 billion, $565.4 million and $927.8 million, for the years ended December 31, 1996, 1995, and 1994, respectively. The sale of fixed maturities held to maturity during 1995 and 1994 relate to certain securities, with amortized cost of $15.0 million and $10.6 million, respectively, which were sold specifically due to a decline in the issuers' credit quality.

   Deferred tax liabilities for the Company's unrealized holding gains and losses, net of adjustments to deferred policy acquisition costs and value of insurance inforce were $39.5 million and $46.2 million at December 31, 1996 and 1995, respectively.

   No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1996.

   At December 31, 1996, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

   At December 31, 1996, $987.0 million of fixed maturities were below investment grade.

   4.  Off Balance Sheet Financial Instruments

   The Company's primary objective in acquiring off balance sheet financial instruments is the management of interest rate risk. Interest rate risk results from a mismatch in the timing and amount of invested asset and policyholder liability cash flows. The Company seeks to manage this risk through various asset/liability management strategies such as the setting of renewal rates and by investment portfolio actions designed to address the interest rate sensitivity of asset cash flows in relation to liability cash flows. Portfolio actions used to manage interest rate risk primarily include managing the effective duration of portfolio securities and utilizing interest rate swaps and caps. Outstanding off balance sheet financial instruments, shown in notional amounts along with their carrying value and fair values, are as follows (in thousands):

                                            Assets (Liabilities)
                                      Carrying     Fair    Carrying    Fair
                    Notional Amounts    Value      Value     Value    Value

December 31         1996       1995      1996      1996      1995     1995
Interest rate
 cap agreements $  450,000 $  450,000 $  6,192 $  1,363  $  8,755 $  1,461
Indexed call
 options               -          -    109,561  109,561     7,785    7,785
Interest rate
 swaps           2,275,000  1,975,000   (8,753)  (8,753)  (64,124) (64,124)

   The interest rate cap agreements, which expire in 1997 through 2000, entitle the Company to receive payments from the counterparties on specified future dates, contingent on future interest rates. For each cap, the amount of such payment, if any, is determined by the excess of a market interest rate over a specified cap rate times the notional amount. The premium paid for the interest rate caps is included in other invested assets and is being amortized over the terms of the agreements and is included in net investment income. Interest rate contracts relating to investments designated as available for sale are adjusted to fair value with the resulting unrealized gains and losses included in stockholder's equity. Fair values for these contracts are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions.

   The Company uses indexed call options for purposes of hedging its equity-indexed products. The call options hedge the interest credited on these 1 and 5 year term products, which is based on the changes in the Standard & Poor's 500 Composite Stock Price Index ("S&P Index"). Premiums paid on the call options are amortized to interest expense over the terms of the underlying equity-indexed products using the straight line method. Gains and losses, if any, resulting from the early termination of the call option are deferred and amortized to interest credited over the remaining term of the underlying equity-indexed products.

   At December 31, 1996 the Company had approximately $73.1 million of unamortized premium in call option contracts. The call options' maturities range from 1997 to 2001. The Company carries its S&P Index call options at market value.

   Deferred losses of $7.9 million and $10.6 million as of December 31, 1996 and 1995, respectively, resulting from terminated interest rate swap agreements are included with the related fixed maturity securities to which the hedge applied and are being amortized over the life of such securities.

   The Company is exposed to potential credit loss in the event of nonperformance by counterparties on interest rate cap agreements and interest rate swaps. Nonperformance is not anticipated and, therefore, no collateral is held or pledged. The credit risk associated with these agreements is minimized by purchasing such agreements from investment-grade counterparties.

   5.  Income Taxes

   Income tax expense is summarized as follows (in thousands):

Year Ended December 31              1996        1995         1994

Current                          $52,369       $37,746      $18,118
Deferred                          (5,147)          585       13,933
                                 $47,222       $38,331      $32,051

   A reconciliation of income tax expense with expected federal income tax expense computed at the applicable federal income tax rate of 35% is as follows (in thousands):

Year Ended December 31               1996            1995         1994

Expected income tax expense      $ 48,246        $ 37,779       $ 33,347
Increase (decrease) in income
taxes resulting from:
    Nontaxable investment income   (1,216)         (1,737)        (2,099)
    Amortization of goodwill          396             396            396
    Other, net                       (204)          1,893            407
Income tax expense               $ 47,222        $ 38,331       $ 32,051

   The components of deferred federal income taxes are as follows (in thousands):

December 31                                       1996           1995

Deferred tax assets:
    Policy liabilities                          $171,327       $140,971
    Guaranty fund expense                          6,260          7,679
    Deferred gain on interest rate swaps           --               312
    Net operating loss carryforwards               2,667          3,041
    Other                                          3,915          1,039
    Total deferred tax assets                    184,169        153,042

Deferred tax liabilities:
    Deferred policy acquisition costs            (63,076)       (44,468)
    Value of insurance in force and
      intangible assets                          (20,539)        (7,152)
    Excess of book over tax basis of
      investments                               (118,403)      (127,991)
    Separate account asset                        (4,557)        (2,539)
    Deferred loss on interest rate swaps          (2,765)        (3,715)
    Other                                           (576)          --
       Total deferred tax liabilities           (209,916)      (185,865)
           Net deferred tax liability      $     (25,747)    $  (32,823)

   As of December 31, 1996, the Company had approximately $7.6 million of purchased net operating loss carryforwards (relating to the acquisition of Independence Life). Utilization of these net operating loss carryforwards, which expire through 2006, is limited to use against future profits. The Company believes that it is more likely than not that it will realize the benefit of its deferred tax assets.

   Income taxes paid were $46.9 million, $44.7 million and $28.8 million in 1996, 1995 and 1994, respectively.

   6.  Retirement Plans

   Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It is the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts are contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. Plan assets consist principally of investments in certain mutual funds sponsored by an affiliated company.

   The Company also has an unfunded non-qualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan, (the "Plans"), to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code.

   The following table sets forth the Plans' funded status. Substantially all the Plans' assets are invested in mutual funds sponsored by the Company.

December 31
(Dollars in thousands)                          1996           1995

Actuarial present value of benefit
  obligations:
    Vested benefit obligations                 $ 7,172       $  6,082
    Accumulated benefit obligation             $ 7,963       $  6,915

Projected benefit obligation                   $10,559       $  9,185
Plan assets at fair value                       (6,399)        (5,703)
Projected benefit obligation in excess of
  the Plans' assets                              4,160          3,482
Unrecognized net actuarial loss                 (1,496)        (1,740)
Prior service cost not yet recognized in
net periodic pension cost                         (183)          (206)

Accrued pension cost                           $ 2,481       $   1,536

   The assumptions used to develop the actuarial present value of the projected benefit obligation and the expected long-term rate of return on plan assets are as follows:


Year Ended December 31                      1996         1995        1994

Pension cost includes the following
  components:
Service cost benefits earned during the
  period                                   $  717      $  541      $   532
Interest cost on projected benefit
  obligation                                  725         603          534
Actual return on Plan assets                 (732)       (999)          63
Net amortization and deferred amounts         357         600         (338)
Total net periodic pension cost            $1,067      $  745      $   791

Discount rate                                7.50%       7.25%        8.25%
Rate of increase in compensation level       5.25%       5.25%        5.25%
Expected long-term rate of return on
  assets                                     8.50%       8.50%        8.50%

   The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans. For each of the years ended December 31, 1996, 1995 and 1994, expenses related to these defined contribution plans totaled (in thousands) $589.7, $595.0 and $533.5, respectively.

   7. Fair Value of Financial Instruments

   The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company, and accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

   The following methods and assumptions were used by the Company in determining fair values of financial instruments:

        Fixed maturities and equity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities. The fair values for equity securities are based on quoted market prices.

        Mortgage   loans:  The  fair  value  of  mortgage  loans   are
     determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

        Policy loans: The carrying value of policy loans approximates fair value.

        Other invested assets, cash: The carrying value for assets classified as other invested assets and cash in the accompanying balance sheets approximates their fair value.

        Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

   The   fair  values  and  carrying  values  of  the  Company's  financial instruments are as follows (in thousands):

December 31                        1996                      1995

                            Carrying     Fair         Carrying      Fair
                            Value        Value        Value         Value
Assets:
  Fixed maturity
    securities          $10,718,644  $10,718,644  $ 9,535,948   $ 9,535,948
   Equity securities         35,863       35,863       25,214        25,214
   Mortgage loans            67,005       73,424       74,505        79,697
   Policy loans             532,793      532,793      498,326       498,326
   Other invested assets    183,622      183,622       10,748        10,748
   Cash and cash
    equivalents             767,385      767,385      777,384       777,384

Liabilities:
  Policy liabilities     11,637,528   11,127,352   10,084,392     9,650,113


   8. Quarterly Financial Data, in thousands (unaudited)

Quarter Ended 1996       March 31     June 30    September 30   December 31

Investment income       $ 187,728     $ 188,334   $ 200,253      $ 214,050
Interest credited to
  policyholders          (138,109)     (136,161)   (146,071)      (152,378)
Investment spread          49,619        52,173      54,182         61,672
Net realized investment
  gains (losses)            2,052        (2,487)        755          5,189
Fee income                  7,769         8,006       9,015          8,744
Pretax income              30,340        29,650      34,575         43,281
Net income                 19,688        19,943      22,289         28,704

Quarter Ended 1995        March 31     June 30    September 30   December
31

Investment income       $ 183,784     $ 189,496   $ 189,652      $ 192,998
Interest credited to
  policyholders          (130,919)     (139,226)   (143,317)      (142,263)
Investment spread          52,865        50,270      46,335         50,735
Net realized investment
  gains (losses)           (5,652)         (719)      1,430            983
Fee income                  7,308         7,919       7,217          7,323
Pretax income              23,348        29,452      28,395         26,746
Net income                 15,370        18,675      18,251         17,314

   9.  Statutory Information

   Keyport is domiciled in Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Department of Business Regulation of the State of Rhode Island. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, investment reserves and policy liabilities are based on different assumptions, and income tax expense reflects only taxes paid or currently payable. Keyport's statutory surplus and net income are as follows (in thousands):

Year Ended December 31             1996           1995         1994

Statutory surplus             $  567,735     $  535,179     $  546,440
Statutory net income              40,237         38,264         23,385

   10.  Transactions with Affiliated Companies

   The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1996, 1995 and 1994. These reimbursements included corporate, general, and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7.8 million, $7.6 million and $7.3 million for the years ended
December 31, 1996, 1995 and 1994 , respectively. In addition, certain affiliated companies distribute the Company's products and were paid $6.4 million, $7.6 million and $15.3 million by the Company for the years ended December 31, 1996, 1995, and 1994, respectively.

   Keyport has mortgage notes in the original principal amount of $100.0 million on properties owned by certain indirect subsidiaries of Liberty Mutual. The notes were purchased for their face value. Liberty Mutual has agreed to provide credit support to the obligors under these notes with respect to certain payments of principal and interest thereon. As of December 31, 1996 and 1995, the amounts outstanding were $39.5 million.

      Dividend payments to Liberty Financial from the Company are governed by insurance laws which restrict the maximum amount of dividends that may be paid without prior approval of the Department of Business Regulation of the State of Rhode Island. As of December 31, 1996, the maximum amount of dividends (based on statutory surplus and statutory net gains from operations) which may be paid by Keyport was approximately $42.5 million.

   11. Commitments and Contingencies

   Leases: The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2001. Rental expense (in thousands) amounted to $3,213, $3,221 and $3,011 for the years ended December 31, 1996, 1995 and
1994, respectively. For each of the next five years, and in the aggregate, as of December 31, 1996, the following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year (in thousands):


       Year         Payments

       1997       $    2,641
       1998            2,992
       1999            2,815
       2000            2,731
       2001            2,715
                  $   13,894

   Legal Matters: The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

   Regulatory Matters: Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. In 1996, 1995 and 1994, Keyport was assessed $10.0 million, $8.1 million, and $7.7 million, respectively. During 1996, 1995 and 1994, Keyport recorded $1.0 million, $2.0 million, and $7.2 million respectively, of provisions for state guaranty fund association expense. At December 31, 1996 and 1995, the reserve for such assessments was $12.9 million and $21.9 million, respectively.







                    THIS PAGE INTENTIONALLY LEFT BLANK








                      Report of Independent Auditors


To the Board of Directors of Keyport Life Insurance Company and Contract Owners of Variable Account A


We have audited the accompanying statement of assets and liabilities of Keyport Life Insurance Company - Variable Account A as of December 31, 1996, and the related statement of operations and changes in net assets for the period from January 30, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - Variable Account A at December 31, 1996 and the results of its operations and changes in net assets for the period from January 30, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.





March 14, 1997                               /s/ERNST & YOUNG LLP
Boston, Massachusetts


            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
                    Statement of Assets and Liabilities
                             December 31, 1996

Assets
Investments at market value:
 Alger American Fund
  Alger American Growth Portfolio - 2,574 shares
   (cost $89,593)                                               $    88,377
  Alger American Small Capitalization Portfolio - 1,663
   shares (cost $67,665)                                             68,038

 Alliance Variable Products Series Fund, Inc.
  Alliance Global Bond Portfolio - 3,150 shares (cost $36,918)       36,985
  Alliance Premier Growth Portfolio - 3,304 shares (cost $52,286)    51,880

 MFS Variable Insurance Trust
  MFS Emerging Growth Series - 4,151 shares (cost $56,072)           54,956
  MFS Research Series 8,516 shares (cost $113,236)                  111,820

 Manning & Napier Insurance Fund, Inc.
  Manning & Napier Small Cap Portfolio - 246 shares (cost $2,515)     2,638
  Manning & Napier Equity Portfolio - 241 shares (cost $2,526)        2,541

 SteinRoe Variable Investment Trust
  Cash Income Fund - 21,617 shares (cost $21,617)                    21,617
  Capital Appreciation Fund - 2,847 shares (cost $59,019)            59,019
  Managed Assets Fund - 7,993 shares (cost $130,134)                130,134
  Mortgage Securities Income Fund - 11,738 shares (cost $124,830)   115,503
  Managed Growth Stock Fund - 830 shares (cost $23,750)              23,750

 Keyport Variable Investment Trust
  Colonial-Keyport Growth and Income Fund - 18,668 shares
    (cost $276,989)                                                 260,609
  Colonial-Keyport Utilities Fund - 2,566 shares (cost $28,678) 27,452 Colonial-Keyport International Fund for Growth - 68,841 shares
    (cost $142,468)                                                 134,240
  Colonial-Keyport Strategic Income Fund - 19,593 shares
    (cost $236,124)                                                 216,107
  Colonial-Keyport U.S. Stock Fund  - 9,539 shares
    (cost $143,606)                                                 135,641
  Newport-Keyport Tiger Fund - 38,340 shares (cost $97,675)          96,618

               Total assets                                     $ 1,637,925

Net assets
 Variable annuity contracts (Note 5)                            $ 1,636,074
 Due to Keyport Life Insurance Company (Note 2)                       1,851

               Total net assets                                 $ 1,637,925

            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996

                                         Alger American
                                         Capitalization
                         Alger American      Small        Alliance Global
                        Growth Portfolio   Portfolio      Bond Portfolio
                               1996          1996               1996
Income
  Dividends                   $       - $       -            $       -
Expenses (Note 3)
  Mortality and expense
   risk and administrative
   charges                           50        31                   16
Net investment income (expense)     (50)      (31)                 (16)
Realized gain (loss)                  -         -                    -
Unrealized appreciation
  (depreciation) during
  the period                     (1,217)      373                   67
Net increase (decrease) in
  net assets from operations     (1,267)      342                   51

Purchase payments from
  contract owners                89,502    67,825               36,537
Transfers between accounts          142      (129)                 381
Contract terminations and
  annuity payouts                  (50)       (31)                   -
Other transfers from Keyport
  Life Insurance Company            50         31                   16
Net increase in net assets
  from contract transactions    89,644     67,696               36,934

Net assets at beginning of
  period                             -          -                    -

Net assets at end of period  $  88,377  $  68,038            $  36,985


                          See accompanying notes.


            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996


                         Alliance Premier    MFS Emerging         MFS
                        Growth Portfolio    Growth Series   Research Series
                               1996              1996              1996

Income
  Dividends                   $       -         $        -      $        -
Expenses (Note 3)
  Mortality and expense risk
  and administrative charges         25                 26              55
Net investment income (expense)     (25)               (26)            (55)
Realized gain (loss)                  -                  -               -
Unrealized appreciation
  (depreciation) during
  the period                       (406)            (1,116)         (1,416)
Net increase (decrease) in
  net assets from operations       (431)            (1,142)         (1,471)

Purchase payments from
  contract owners                51,575             56,838         111,137
Transfers between accounts          710               (766)          2,100
Contract terminations and
  annuity payouts                     -                  -               -
Other transfers from Keyport
  Life Insurance Company             26                 26              54
Net increase in net assets
  from contract transactions     52,311             56,098         113,291

Net assets at beginning of
  period                              -                  -               -

Net assets at end of period    $ 51,880         $   54,956      $  111,820


                          See accompanying notes.
            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996



                       Manning & Napier
                           Small Cap     Manning & Napier     Cash
                           Portfolio     Equity Portfolio  Income Fund
                             1996             1996             1996
Income
  Dividends                $       -    $        -          $       86
Expenses (Note 3)
  Mortality and expense
  risk and administrative
  charges                          -              -                 12
Net investment income (expense)    -              -                 74
Realized gain (loss)               -              -                  -
Unrealized appreciation
  (depreciation) during
  the period                     123             15                  -
Net increase (decrease)
  in net assets from
  operations                     123             15                 74

Purchase payments from
  contract owners              2,500          2,500             21,129
Transfers between accounts        15             26                402
Contract terminations and
  annuity payouts                  -              -                  -
Other transfers from Keyport
  Life Insurance Company           -              -                 12
Net increase in net assets
  from contract transactions   2,515          2,526             21,543

Net assets at beginning of
  period                           -              -                  -

Net assets at end of period $  2,638    $     2,541         $   21,617


                          See accompanying notes.
            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996



                                Capital                       Mortgage
                              Appreciation     Managed       Securities
                                 Fund        Assets Fund     Income Fund
                                 1996           1996            1996

Income
  Dividends                    $      -      $      -       $   9,327
Expenses (Note 3)
  Mortality and expense risk
  and administrative charges         34             76             67
Net investment income (expense)     (34)           (76)         9,260
Realized gain (loss)                  -              -              -
Unrealized appreciation
  (depreciation) during
  the period                          -              -         (9,327)
Net increase (decrease) in
  net assets from
  operations                        (34)           (76)           (67)

Purchase payments from
  contract owners                59,199        129,902        114,880
Transfers between accounts         (180)           232            623
Contract terminations and
  annuity payouts                     -              -              -
Other transfers from Keyport
  Life Insurance Company             34             76             67
Net increase in net assets
  from contract transactions     59,053        130,210        115,570

Net assets at beginning of
  period                              -              -              -

Net assets at end of period    $ 59,019      $ 130,134      $ 115,503


                          See accompanying notes.

            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996




                                         Colonial-Keyport
                        Managed Growth      Growth and     Colonial-Keyport
                          Stock Fund       Income Fund      Utilities Fund
                            1996               1996                1996

Income
  Dividends                 $       -   $      16,380       $     1,226
Expenses (Note 3)
  Mortality and expense
  risk and administrative
  charges                          14             152                16
Net investment income(expense)    (14)         16,228             1,210
Realized gain (loss)                -               -                 -
Unrealized appreciation
  (depreciation) during
  the period                        -         (16,380)           (1,226)
Net increase (decrease)
  in net assets from
  operations                      (14)           (152)              (16)

Purchase payments from
  contract owners              23,757         259,571            26,950
Transfers between accounts         (7)          1,038               502
Contract terminations and
  annuity payouts                   -               -                 -
Other transfers from Keyport
  Life Insurance Company           14             152                16
Net increase in net assets
  from contract transactions   23,764         260,761            27,468

Net assets at beginning of
  period                            -               -                 -

Net assets at end of period $  23,750   $     260,609       $    27,452



                          See accompanying notes.

            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996


                    Colonial-Keyport   Colonial-Keyport
                  International Fund       Strategic     Colonial-Keyport
                       for Growth         Income Fund    U.S. Stock Fund
                        1996                 1996               1996

Income
  Dividends                   $  8,228      $    20,017       $       7,965
Expenses (Note 3)
  Mortality and expense
  risk and administrative
  charges                           78              125                 79
Net investment income(expense)   8,150           19,892              7,886
Realized gain (loss)                 -                -                  -
Unrealized appreciation
  (depreciation) during
  the period                    (8,228)         (20,017)            (7,965)
Net increase (decrease)
  in net assets from
  operations                       (78)            (125)               (79)

Purchase payments from
  contract owners              134,121          214,591            135,230
Transfers between accounts         119            1,516                411
Contract terminations and
  annuity payouts                    -                -                  -
Other transfers from Keyport
  Life Insurance Company            78              125                 79
Net increase in net assets
  from contract transactions   134,318          216,232            135,720

Net assets at beginning of
  period                             -                -                  -

Net assets at end of period   $134,240      $   216,107       $    135,641


                          See accompanying notes.

            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
             Statement of Operations and Changes in Net Assets
           For the Period from January 30, 1996 (commencement of
                     operations) to December 31, 1996



                                   Newport-Keyport
                                      Tiger Fund       Total
                                        1996           1996

Income
  Dividends                        $     1,057         $     64,286
Expenses (Note 3)
  Mortality and expense risk
  and administrative charges                57                  913
Net investment income (expense)          1,000               63,373
Realized gain (loss)                         -                    -
Unrealized appreciation
  (depreciation) during
  the period                            (1,057)             (67,777)
Net increase (decrease) in net
   assets from operations                  (57)              (4,404)

Purchase payments from
  contract owners                       96,510            1,634,254
Transfers between accounts                 108                7,243
Contract terminations and annuity
  payouts                                    -                  (81)
Other transfers from Keyport Life
  Insurance Company                         57                  913
Net increase in net assets
  from contract transactions            96,675            1,642,329

Net assets at beginning of period            -                    -

Net assets at end of period        $    96,618         $  1,637,925


                          See accompanying notes.
            KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A
                       Notes to Financial Statements
                             December 31, 1996

1.  Organization

Variable Account A (the "Variable Account"), was established on January 30, 1996 as a segregated investment account of Keyport Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers two contracts, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The two contracts and their respective eligible fund options are as follows:

Keyport Advisor Variable Annuity     Manning & Napier Variable Annuity

Alger American Fund:                  Manning & Napier Insurance Fund, Inc:
  Alger American Growth Portfolio     Manning & Napier Small Cap Portfolio
  Alger American Small Capitalization
     Portfolio                        Manning & Napier Equity Portfolio
                                       Manning  &  Napier  Moderate  Growth
Portfolio
MFS Variable Insurance Trust:         Manning & Napier Growth Portfolio
   MFS  Emerging  Growth Series          Manning & Napier  Maximum  Horizon
Portfolio
  MFS Research Series                 Manning & Napier Bond Portfolio

SteinRoe Variable                     SteinRoe Variable Investment
Investment Trust (SRVIT):             Trust (SRVIT):
  Cash Income Fund                    Cash Income Fund
  Capital Appreciation Fund
  Managed Assets Fund
  Mortgage Securities Income Fund
  Managed Growth Stock Fund

Keyport Variable Investment Trust (KVIT):
Colonial-Keyport Growth and Income Fund
  Colonial-Keyport Utilities Fund
  Colonial-Keyport International Fund for Growth
  Colonial-Keyport Strategic Income Fund
  Colonial-Keyport U.S. Stock Fund
  Newport-Keyport Tiger Fund

Alliance Variable Products Series Fund, Inc:
  Alliance Global Bond Portfolio
  Alliance Premier Growth Portfolio

On December 6, 1996, the fund name Colonial-Keyport U.S. Fund for Growth was changed to Colonial-Keyport U.S. Stock Fund.

2.  Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Amounts due to Keyport Life Insurance Company represent mortality and expense risk charges earned by the Company in 1996 but not transferred to the Company until January 1997.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account.
Therefore, no provision for income taxes has been charged against the Variable Account.

3.  Expenses

Keyport Advisor Variable Annuity
There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value.


Manning & Napier Variable Annuity
There are no deductions from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.

4.  Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. SteinRoe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Keyport Advisory Services Corporation, a wholly-owned subsidiary of the Company, is the investment advisor to the KVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the KVIT. Keyport Financial Services Corporation, a wholly-owned subsidiary of the Company, is the principal underwriter for SRVIT and KVIT. The investment advisors' compensation is derived from the mutual funds.

5. Unit Values

A summary of the accumulation unit values at December 31, 1996 and the accumulation units and dollar value outstanding at December 31, 1996 are as follows:

                                    Unit
                                    Value          Units         Dollars

Alger American Growth Portfolio $ 9.900001 8,926.9688 $88,377 Alger American Small Capitalization
    Portfolio                        10.064832   6,759.9737       68,038
Alliance Global Bond Portfolio        9.882608   3,744.0522       37,001
Alliance Premier Growth Portfolio    10.197991   5,012.1637       51,114
MFS Emerging Growth Series                       9.716229    5,713.8423
55,517
MFS Research Series                              9.978211  11,119.8290
110,956
Manning & Napier Small Cap Portfolio   10.713837     246.1303
2,637
Manning & Napier Equity Portfolio    10.553923     240.6688        2,540
Cash Income Fund                     13.288493   1,619.3710       21,519
Capital Appreciation Fund            29.237169   2,017.4662       58,985
Managed Assets Fund                    21.263714   6,116.4291
130,058
Mortgage Securities Income Fund      16.621076   6,945.1581      115,436
Managed Growth Stock Fund            27.242475     871.2865       23,736
Colonial-Keyport Growth and Income
    Fund                             15.216529  17,116.7156      260,457
Colonial-Keyport Utilities Fund      12.095187   2,268.3403       27,436
Colonial-Keyport International Fund
    for Growth                       10.074536  13,316.9408      134,162
Colonial-Keyport Strategic Income
    Fund                             12.642128  17,084.3073      215,982
Colonial-Keyport U.S. Stock Fund     15.935084   8,507.1406      135,562
Newport-Keyport Tiger Fund             12.555053   7,691.0070
96,561

                                               125,317.7913  $1,636,074

6. Purchases and Sales of Securities

The cost of shares purchased by the Variable Account during 1996 are shown below:

                                                       Purchases

Alger American Growth Portfolio                        $   89,593
Alger American Small Capitalization Portfolio              67,665
Alliance Global bond Portfolio                             36,918
Aliance Premier Growth Portfolio                           52,286
MFS emerging Growth Series                                 56,072
MFS Research Series                                       113,236
Manning & Napier Small Cap Portfolio                        2,515
Manning & Napier Equity Portfolio                           2,526
Cash Income Fund                                           21,617
Capital Appreciation Fund                                  59,019
Managed Assets Fund                                       130,134
Mortgage Securities Income Fund                           124,830
Managed Growth Stock Fund                                  23,750
Colonial-Keyport Growth and Income Fund                   276,989
Colonial-Keyport Utilities Fund                            28,678
Colonial-Keyport International Fund for Growth            142,468
Colonial-Keyport Strategic Income Fund                    236,124
Colonial-Keyport U.S. Stock Fund                          143,606
Newport-Keyport Tiger Fund                                 97,675

                                                       $1,705,701

There were no shares sold by the Variable Account during 1996.

7.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Keyport Life Insurance Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.